Exhibit 10.1

Confidential Treatment Requested by Indonesia Energy Corporation Limited.

Confidential treatment requested with respect to certain portions of this amendment denoted with

“[*****]” that are (i) not material and (ii) would likely cause competitive harm to

Indonesia Energy Corporation Limited if publicly disclosed.

AMENDMENT TO THE

OPERATIONS COOPERATION AGREEMENT

FOR PRODUCTION ON KRUH OPERATING AREA

BETWEEN

PT PERTAMINA EP

AND

PT GREEN WORLD NUSANTARA

This Amendment to the Operations Cooperation Agreement for Production on KRUH Operating Area is made and entered into on August 9, 2023 (hereinafter referred to as the “Amendment”) by and between:

PT PERTAMINA EP, a company established under Deed No. 4 dated September 13, 2005, executed before Marianne Vincentia Hamdani, S.H., Notary in Jakarta, which has received approval from the Minister of Law and Human Rights No. C-26007 HT.01.01.TH.2005 dated September 20, 2005, as last amended by Deed No. 77 dated May 12, 2023 which has received approval from the Minister of Law and Human Rights No. AHU-0032030. AH. 01.02.TAHUN 2023 dated June 9, 2023, having its address at Menara Standard Chartered Building 21st Floor, JI. Prof. Dr. Satrio No. 164, Jakarta 12950, Taxpayer Identification Number [*****], herein represented by Chalid Said Salim in his capacity as Director 1, and therefore acting for and on behalf of the aforementioned company, hereinafter referred to as “PERTAMINA EP”.

PT GREEN WORLD NUSANTARA, a company established under Deed No. 09 dated March 23, 2010, executed before Sri Rahayu, S.H., Notary in Bekasi City, which has received approval from the Minister of Law and Human Rights No. AHU-19662.AH.01.01.Tahun 2010 dated April 16, 2010, as its Articles of Association last amended by Deed No. 03 dated March 10, 2020, which has received approval from the Minister of Law and Human Rights No. AHU-0023860. AH.01.02.TAHUN 2020 dated March 18, 2020, having its address at GIESMART PLAZA 7th Floor, Jl. Raya Pasar Minggu No. 17A, South Jakarta 12780, herein represented by Mirza Ferrinto Said in his capacity as Director, and therefore acting for and on behalf of the aforementioned company, hereinafter referred to as “PARTNER”.

PERTAMINA EP and PARTNER individually referred to as a “PARTY” or collectively referred to as the “PARTIES” in this Amendment.

The PARTIES shall first explain as follows:

A.	WHEREAS, PERTAMINA EP has signed the PERTAMINA Oil and Gas Contract with the Implementing Body for Upstream Oil and Gas Business Activities (BPMIGAS, currently known as SKK Migas pursuant to Presidential Regulation No. 9 of 2013) on September 17, 2005, with a duration of 30 years, expiring on September 16, 2035, as most recently amended by the Amendment III to the PERTAMINA EP Cooperation Contract on August 30, 2022 (hereinafter referred to as the “PERTAMINA EP KKS”).

B.	WHEREAS, PERTAMINA EP and PARTNER have conducted Operations Cooperation on KRUH Operating Area in accordance with the Operations Cooperation Agreement signed on July 26, 2019, hereinafter in this Amendment referred to as the “Agreement”.

C.	WHEREAS, PERTAMINA EP has held discussions with PARTNER to convert the Existing KSO Agreement into a new KSO agreement on May 16-17, 2023, and discussions on June 7, 2023, to agree on key terms related to the conversion of the Existing KSO Agreement into a new KSO agreement.

D.	WHEREAS, as a follow-up to letter C above, PARTNER has submitted the Proposal and all necessary requirements and completed ones to PERTAMINA EP; and PERTAMINA EP has evaluated and discussed the proposal with PARTNER on June 14, 2023.

E.	WHEREAS, PERTAMINA EP has granted PARTNER approval to convert the existing KSO Agreement into a new KSO agreement through Letter No. 0108/PEP11100/2023-SO dated August 1, 2023 regarding Notification of Approval for the Proposed Conversion of Existing KSO into a New KSO on Kruh Operating Area.

F.	WHEREAS, PARTNER shall carry out the Work Program in accordance with PERTAMINA EP’s approval and in the event of changes to the Work Program, shall be subject to the provisions and procedures applicable in PERTAMINA EP.

G.	WHEREAS, PARTNER has the financial ability, technical competence, organization, and professional expertise required to undertake the Operations and other obligations pursuant to this Amendment.

Therefore, considering the aforementioned, the PARTIES hereby agree to amend the Agreement under the following terms and conditions:

Article 1

Definition

The meaning of words and terms defined in the Agreement shall also apply to this Amendment, unless otherwise stipulated in this Amendment.

Article 2

Amended Provisions

2.1.	Amending the definition in clause 1.1.22 of the Agreement to read as follows:

1.1.22	Baseline Production means the average monthly production in the Operating Area represented by a curve expressed in numerical values as set forth in the table outlined in Exhibit 1 to the Amendment agreed by the PARTIES. Baseline Oil Production produced by PARTNER shall become the rights of PERTAMINA EP and shall be received by PERTAMINA EP at the Point of Export/Sale/Lifting from the time of initial production agreed by the PARTIES as stipulated in Exhibit 1 of the Amendment, without normal losses, if any. The Baseline Production consists of Baseline Oil Production and Baseline Gas Production.

2.2.	Amending clause 2.2.1 of the Agreement to read as follows:

2.2.1	Unless terminated earlier under the terms of this Agreement, as of the Effective Date, this Agreement shall remain in effect until the expiration of PERTAMINA EP KKS on September 16, 2035.

2.3.	Amending clause 4.1.20, sub-paragraph i, third paragraph of the Agreement to read as follows:

4.1.20	The price at which such Crude Oil be delivered and sold under this Article shall be [*****] of the price as determined under clause 5.1.2 hereof;

2.4.	Amending clause 4.2.6 of the Agreement to read as follows:

4.2.6	PERTAMINA EP shall have the right to withhold and deduct the production share of PARTNER’s entitlement and payment of PARTNER’s invoice to PERTAMINA EP pursuant to this Agreement due to PARTNER’s failure to fulfill its obligations hereunder to PERTAMINA EP.

2.5.	Amending clause 5.1.2 numbers (i) – (vi) of the Agreement to read as follows:

(i)	PARTNER will receive cost recovery of Operating Costs in each year, up to a maximum amount of [*****] from production sold after deducting FTP obligations under PERTAMINA EP KKS and Oil Lifting Accounting Procedure. During the period of this Agreement, if Operating Costs in each year exceed the value of Crude Oil allocated to Operating Costs in the respective current year, the excess amount that has not been recovered shall be recovered in subsequent years given that there is sufficient Production in the operating area.

(ii)	The recovery of Direct Costs for Baseline Production shall be sourced from Baseline Production. The recovery of cost other than Direct Costs for Baseline Production shall be sourced from Incremental Oil production. In the event that the realization of Crude Oil produced is less than or equal to the Baseline Production set for a particular month, PARTNER shall have no rights over any share but shall still entitled to cost recovery. In the event that the realization of oil production in the Operations Cooperation (KSO) Area by PARTNER exceeds the Baseline Production set for a particular month, PARTNER shall be entitled to a production share on Incremental Oil obtained during the Operations of KSO.

(iii)	If, at the expiration of the Agreement, there remains an unrecovered cost excess, such excess shall not be recovered to PARTNER.

(iv)	Cost recovery that has not been fully recovered prior to the effective date of this Amendment shall be deducted from incremental production in accordance with the Operating Cost recovery mechanism outlined in this Amendment.

2.6.	Amending clause 5.1.3 of the Agreement to read as follows:

5.1.3	For the Incremental Oil, after deducting the Operating Costs as per clause 5.1.2 above, and deducting [*****]% of the Government of Indonesia’s share under the PERTAMINA EP KKS, shall be allocated as Crude Oil to be shared between PARTNER and PERTAMINA EP.

i.	PARTNER shall be entitled to receive each year, [*****]% of PERTAMINA EP’s share under the PERTAMINA EP KKS, at a rate of [*****]% before corporate and dividend taxes of PERTAMINA EP’s share. The details of calculation of Cost Recovery allocation will be set out in the Oil Lifting Accounting Procedure (consisting of Lifting Procedure, Cost Recovery Procedure, and Accounting Manual) which is inseparable part hereof.

ii.	The amount of production share as mentioned in point i above may change according to the percentage of PARTNER’s production realization against Baseline Production, following the table below.

Realization of Production (R) against Baseline Production	Base Split	Additional Split	Total Split
0% <R ≤ 100%	[*****]%	[*****]%	[*****]%
100% <R ≤ 150%	[*****]%	[*****]%	[*****]%
150% <R ≤ 200%	[*****]%	[*****]%	[*****]%
200% <R ≤ 300%	[*****]%	[*****]%	[*****]%
R > 300%	[*****]%	[*****]%	[*****]%

2.7	Amending clause 5.2.3 of the Agreement to read as follows:

5.2.3.	For the sale proceeds of Natural Gas produced and sold from the operating area remaining after deducting Operating Costs in accordance with clause 5.1.2 above, and deducting [*****]% of the Government of Indonesia’s share under PERTAMINA EP KKS, to be shared between PARTNER and PERTAMINA EP. The details of calculation of Cost Recovery allocation will be set out in the Oil Lifting Accounting Procedure (consisting of Lifting Procedure, Cost Recovery Procedure and Accounting Manual) which is inseparable part hereof.

i.	For Baseline Gas Production, PARTNER shall be entitled to receive its share every year, [*****]%, as in the existing production share which is taken from the share of PERTAMINA EP under PERTAMINA EP KKS of [*****]% before corporate and dividend taxes of PERTAMINA EP’s share.

ii.	For Incremental Gas Production, the amount of production share for PARTNER is adjusted based on the percentage of PARTNER’s production realization against Baseline Production, following the table below, with the note that it is above the existing gas production share value.

Realization of Production (R) against Baseline Production	Base Split	Additional Split	Total Split
100% <R ≤ 150%	[*****]%	[*****]%	[*****]%
150% <R ≤ 200%	[*****]%	[*****]%	[*****]%
200% <R ≤ 300%	[*****]%	[*****]%	[*****]%
R > 300%	[*****]%	[*****]%	[*****]%

2.8	Amending clauses 7.1 to 7.3 of the Agreement to read as follows:

7.1	PARTNER shall submit to PERTAMINA EP, prior to the signing of this Amendment, an irrevocable and unconditional Bank Guarantee, to guarantee the execution of Firm Commitment Conversion, in the amount of [*****]% from the total value of Firm Commitment Conversion.

Any cost incurred as a result of the issuance of the Bank Guarantee and any of its extensions, if any, shall be borne solely by PARTNER and shall not be treated as recoverable cost.

7.2	Bank Guarantee submitted by PARTNER to PERTAMINA EP shall meet the terms and conditions and, in the format, as determined by PERTAMINA EP and issued by a state-owned bank.

7.3	The Bank Guarantee shall have a minimum validity period of three (3) years for the Firm Commitment Conversion period plus additional thirty (30) calendar days for claim and disbursement period of such Bank Guarantee.

2.9	Amending clause 15.6 of the Agreement to read as follows:

15.6	In the event that PARTNER is in a status of Suspension of Debt Payment Obligations (PKPU) or declared Bankrupt based on a decision from the Commercial Court, or if there is an application for the revocation of the peace agreement within PKPU against PARTNER submitted by its creditors to the Commercial Court due to PARTNER’s failure to fulfill its commitments as stipulated in the peace agreement, PERTAMINA EP shall have the right to terminate this Agreement without requiring consent from or interference by the court and without prejudice to PERTAMINA EP’s other right including the right to obtain compensation from and other remedies against PARTNER as provided in the Agreement and/or by laws.

2.10	Amending clause 18.6 of the Agreement to read as follows:

18.6	In the event that, any PARTNER’s portion in the Agreement becomes subject to an international tax treaty or new Income Tax Law, all of the percentages appearing in clauses 5.1.3 and 5.2.3 in the Agreement and applicable to the portion of PARTNER affected by the international tax treaty and/or the new Income Tax Law shall be revised in order to maintain the same net split after corporate and dividend taxes for Incremental Oil and Gas prior to DMO obligations to PARTNER in the Agreement remain the same as shown in the following table.

Realization of Production (R) against Baseline Production	Base Split	Additional Split	Total Split
0% <R ≤ 100%	[*****]%	[*****]%	[*****]%
100% <R ≤ 150%	[*****]%	[*****]%	[*****]%
150% <R ≤ 200%	[*****]%	[*****]%	[*****]%
200% <R ≤ 300%	[*****]%	[*****]%	[*****]%
R > 300%	[*****]%	[*****]%	[*****]%

For Baseline Gas Production, the net split is [*****]%.

Article 3

Additional Provisions

3.1.	Adding definitions to the Agreement as follows:

1.1.34	Direct Costs means costs related to the oil and gas production activities, comprising the costs of lifting, stockpiling, and transporting from wells to sales points which will be defined under the Oil Lifting Accounting Procedure (consisting of Lifting Procedure, Cost Recovery Procedure, and Accounting Manual) which is inseparable part hereof.

1.1.35	First Tranche Petroleum (FTP) means [*****]% of the production sold (consisting of Baseline Production and incremental production) before deducting the cost recovery shared between the Government and PERTAMINA EP.

1.1.36	Firm Commitment Conversion means a Work Program that shall be conducted during the three (3) Agreement years by PARTNER as described in Article 3.2 of this Amendment.

1.1.37	Baseline Oil Production means the average monthly Crude Oil production in the Operating Area and shall become the rights of PERTAMINA EP and shall be received by PERTAMINA EP at the Point of Export/Sale/Lifting from the time of initial production agreed by the PARTIES as stipulated in Exhibit 1 of the Amendment, without losses, if any.

1.1.38	Baseline Gas Production means the Natural Gas production levels represented by the daily delivery volume regulated in the existing gas supply agreement in place at the time of signing the KSO Agreement (including conversion to the new KSO agreement), notwithstanding any other provisions to the contrary, PARTNER is entitled to a share of the Baseline Gas Production.

3.2.	Adding provisions related to Firm Commitment Conversion, it shall be as follows:

3.2.1	The Work Program shall be carried out by PARTNER in conducting Operations and further development, during the three (3) Firm Commitment Conversion years since the effective date of this Amendment is as follows:

Firm Commitment		Work		Value
Years	Activities Description	Unit	Amount	Currency	Amount
First	▪ GGR Study	Job	[*****]	USD	[*****]
	▪ 3D Seismic	Km2	[*****]	USD	[*****]
	▪ Re-opening/ Workover	Well	[*****]	USD	[*****]
	Subtotal			USD	[*****]
Second	▪ GGR Study	Job	[*****]	USD	[*****]
	▪ 2D Seismic	Km	[*****]	USD	[*****]
	▪ Drilling	Well	[*****]	USD	[*****]
	Subtotal			USD	[*****]
Third	▪ GGR Study	Jobs	[*****]	USD	[*****]
	Subtotal			USD	[*****]
Total				USD	[*****]

3.2.2	If during the first of Firm Commitment Conversion year, PARTNER has not performed all the required Work Programs in such Firm Commitment Conversion year, PARTNER may propose a written request to PERTAMINA EP to carry forward activities from the Work Program which are not performed to the next Firm Commitment Conversion year. If such request is approved by PERTAMINA EP, PARTNER shall complete such Work Programs no later than the end of the subsequent Firm Commitment Conversion year.

3.2.3	If during the second Firm Commitment Conversion year, PARTNER performs less Work Programs than required in such Firm Commitment Conversion year, with prior written approval of PERTAMINA EP, PARTNER shall complete such Work Program no later than the end of the third Firm Commitment Conversion year.

3.2.4	In the event of any part or all of Firm Commitment Conversion of each Firm Commitment Conversion year cannot be performed, PARTNER may submit a replacement program of such Firm Commitment Conversion (“Substitution Program”) to PERTAMINA EP no later than ninety (90) calendar days before the end of each such Firm Commitment Conversion year, with a value not less than the value of Firm Commitment Conversion be replaced. Such Substitution Program shall be performed by PARTNER after obtaining the prior written approval of PERTAMINA EP.

The value of the Substitution Program proposed by PARTNER shall refer to the prevailing market value at the time of submission of the Substitution Program.

3.2.5	If based on the judgement of PERTAMINA EP, the Substitution Program as stipulated in clause 3.3.4 of this Amendment cannot be carried out then the value of the Firm Commitment Conversion that cannot be carried out shall become the rights of PERTAMINA EP as a compensation from PARTNER to PERTAMINA EP. Such compensation for PARTNER shall not be subject to cost recovery (non-recoverable cost).

3.2.6	If during the first year of Firm Commitment Conversion, with written approval of PERTAMINA EP, PARTNER accelerates by performing work in the subsequent Firm Commitment Conversion year, PARTNER may subtract such accelerate work in the subsequent Firm Commitment Conversion years.

3.2.7	If within 1 year after PARTNER completes all Firm Commitment Conversion the actual production falls below the Baseline Production amount, PARTNER may propose a review of the Baseline Production amount by involving an independent consultant or LEMIGAS approved by PERTAMINA EP and the results shall be jointly verified with SKK Migas. The cost of the independent consultant or LEMIGAS shall be borne by PARTNER and shall not be considered as Operating Cost.

3.2.8	Except for the Work Program and Budget of Firm Commitment Conversion, at least within seven (7) months prior the beginning of each Calendar year or before the end of May each year, or at such other times determined by PERTAMINA EP, PARTNER shall submit a Work Program and Budget of Operating Costs, to be evaluated and approved by PERTAMINA EP.

3.3.	Adding clauses 4.1.29 and 4.1.30 of the Agreement related to PARTNER Obligations and clause 4.2.8 of the Agreement related to PERTAMINA EP’s Rights, as follows:

4.1.29	PARTNER shall settle the Baseline Production shortfall, compensation for extension of Firm Commitment and debts for any other liabilities under the Agreement as stipulated, among others, in Exhibit 2 of this Amendment.

4.1.30	PARTNER shall take precautions to prevent accidents that may result in casualties, property damage, environmental damage, image degradation of the PARTIES by ensuring that PARTNER has its own Health, Safety, Security, and Environmental Management System implemented in PARTNER’s operations. The Health, Safety, Security, and Environmental Management System must, at a minimum, include the provisions as set forth in Exhibit 3 of this Amendment.

4.2.8	Three (3) months before termination, PERTAMINA EP is entitled to withhold PARTNER’s portion of share and any other payments to PARTNER (if any) until PARTNER fulfill all its obligations to which PERTAMINA EP is entitled.

3.4.	Add clause 8.4 to the Agreement, as follows:

8.4	If there is still compensation for the extension of the Firm Commitment period and obligations that have not been settled before this Amendment becomes effective as stipulated in clause 4.1.29 of the Agreement, the settlement or payment of such obligations follows clause 4.2.6 of the Agreement in consideration of the continuation of operations.

3.5.	Adding clauses 15.22 to 15.24 of the Agreement related to Termination of Agreement, as follows:

15.22	In the event that PARTNER does not conduct the Firm Commitment Conversion activity at all in the first year, PERTAMINA EP has the right to unilaterally declare the Agreement terminated.

15.23	The Agreement may be terminated by PERTAMINA EP unilaterally, if PARTNER is unable to complete the Firm Commitment Conversion within a maximum period of three (3) years, unless extended based on full consideration by PERTAMINA EP at the request of PARTNER.

15.24	If the cumulative realization of PARTNER production within two (2) years after the completion of the Firm Commitment Conversion period cannot achieve Baseline Production or Baseline Production which has been reviewed in accordance with clause 3.2.7 above, then PERTAMINA EP has the right unilaterally to terminate the Agreement without court intervention and without harming the rights of PERTAMINA EP.

3.6.	The provisions related to Cash in Advance obligations are deemed not applicable after the effective date of this Amendment.

3.7.	The provisions related to Firm Commitment and NSO remain in effect until the effective date of this Amendment.

3.8.	PERTAMINA EP shall have the rights to forfeit such Bank Guarantee for the interest of PERTAMINA EP in the event that PARTNER does not fulfill its obligations pursuant to clause 3.2 of this Amendment and/or any termination of the Agreement under clauses 15.4, 15.5 letter c, 15.6, 15.13, 15.16, 15.22, 15.23, and 15.24 of the Agreement.

3.9.	If after the signing of this Amendment, it is discovered that there are charges, demands, costs, penalties, damages, claims/lawsuits, audit findings, requests for responsibility, arising from the execution of the Firm Commitment prior to the effective date of this Amendment, the PARTIES shall remain subject to and refer to the provisions applicable in the Agreement before the Amendment takes effect.

Article 4

Miscellaneous

For purposes of this Amendment:

4.1	This Amendment shall become effective as of August 1, 2023.

4.2	This Amendment is subject to the policies applicable within PERTAMINA EP. In the event of any policy changes that affect this Amendment, the PARTIES agree and consent to be bound by such policies and make further adjustments to this Amendment accordingly.

4.3.	In the event that the Oil Lifting Accounting Procedure, consisting of the Lifting Procedure, Cost Recovery Procedure and Accounting Manual, is affected by this Amendment, such procedures shall be adjusted. Until the procedure adjustments are completed, the existing procedures may be used, and the results shall be reconciled once the procedure adjustments are agreed upon by the PARTIES.

4.4	This Amendment constitutes an integral part of the Agreement.

4.5	The terms and conditions, and Exhibits to the Agreement shall remain in force and binding upon the PARTIES, except as amended or deleted by this Amendment.

THEREFORE, the PARTIES have executed this Amendment in duplicates, each of which is signed by the PARTIES on the day, date, month, and year first above mentioned. Each duplicate of this Amendment shall be deemed an original and shall have the same legal effect and force.

For and on behalf of	For and on behalf of
PT PERTAMINA EP	PT GREEN WORLD NUSANTARA

[stamped, signed] /s/ Chalid Said Salim	[signed] /s/ Mirza Ferrinto Said
Chalid Said Salim	Mirza Ferrinto Said
(Director 1)	(Director)

Exhibit 1

Exhibit 1 to this Amendment is attached and is an integral part of the Agreement between PERTAMINA EP and PARTNER, dated August 9, 2023.

1.	Baseline Oil Production Table

Days	Month	BOPD	BOPM	Days	Month	BOPD	BOPM
31	Jan-23	[*****]	[*****]	31	Jan-24	[*****]	[*****]
28	Feb-23	[*****]	[*****]	29	Feb-24	[*****]	[*****]
31	Mar-23	[*****]	[*****]	31	Mar-24	[*****]	[*****]
30	Apr-23	[*****]	[*****]	30	Apr-24	[*****]	[*****]
31	May-23	[*****]	[*****]	31	May-24	[*****]	[*****]
30	Jun-23	[*****]	[*****]	30	Jun-24	[*****]	[*****]
31	Jul-23	[*****]	[*****]	31	Jul-24	[*****]	[*****]
31	Aug-23	[*****]	[*****]	31	Aug-24	[*****]	[*****]
30	Sep-23	[*****]	[*****]	30	Sep-24	[*****]	[*****]
31	Oct-23	[*****]	[*****]	31	Oct-24	[*****]	[*****]
30	Nov-23	[*****]	[*****]	30	Nov-24	[*****]	[*****]
31	Dec-23	[*****]	[*****]	31	Dec-24	[*****]	[*****]

Days	Month	BOPD	BOPM	Days	Month	BOPD	BOPM
31	Jan-25	[*****]	[*****]	31	Jan-26	[*****]	[*****]
28	Feb-25	[*****]	[*****]	28	Feb-26	[*****]	[*****]
31	Mar-25	[*****]	[*****]	31	Mar-26	[*****]	[*****]
30	Apr-25	[*****]	[*****]	30	Apr-26	[*****]	[*****]
31	May-25	[*****]	[*****]	31	May-26	[*****]	[*****]
30	Jun-25	[*****]	[*****]	30	Jun-26	[*****]	[*****]
31	Jul-25	[*****]	[*****]	31	Jul-26	[*****]	[*****]
31	Aug-25	[*****]	[*****]	31	Aug-26	[*****]	[*****]
30	Sep-25	[*****]	[*****]	30	Sep-26	[*****]	[*****]
31	Oct-25	[*****]	[*****]	31	Oct-26	[*****]	[*****]
30	Nov-25	[*****]	[*****]	30	Nov-26	[*****]	[*****]
31	Dec-25	[*****]	[*****]	31	Dec-26	[*****]	[*****]

Days	Month	BOPD	BOPM	Days	Month	BOPD	BOPM
31	Jan-27	[*****]	[*****]	31	Jan-28	[*****]	[*****]
28	Feb-27	[*****]	[*****]	29	Feb-28	[*****]	[*****]
31	Mar-27	[*****]	[*****]	31	Mar-28	[*****]	[*****]
30	Apr-27	[*****]	[*****]	30	Apr-28	[*****]	[*****]
31	May-27	[*****]	[*****]	31	May-28	[*****]	[*****]
30	Jun-27	[*****]	[*****]	30	Jun-28	[*****]	[*****]
31	Jul-27	[*****]	[*****]	31	Jul-28	[*****]	[*****]
31	Aug-27	[*****]	[*****]	31	Aug-28	[*****]	[*****]
30	Sep-27	[*****]	[*****]	30	Sep-28	[*****]	[*****]
31	Oct-27	[*****]	[*****]	31	Oct-28	[*****]	[*****]
30	Nov-27	[*****]	[*****]	30	Nov-28	[*****]	[*****]
31	Dec-27	[*****]	[*****]	31	Dec-28	[*****]	[*****]

Days	Month	BOPD	BOPM	Days	Month	BOPD	BOPM
31	Jan-29	[*****]	[*****]	31	Jan-30	[*****]	[*****]
28	Feb-29	[*****]	[*****]	28	Feb-30	[*****]	[*****]
31	Mar-29	[*****]	[*****]	31	Mar-30	[*****]	[*****]
30	Apr-29	[*****]	[*****]	30	Apr-30	[*****]	[*****]
31	May-29	[*****]	[*****]	31	May-30	[*****]	[*****]
30	Jun-29	[*****]	[*****]	30	Jun-30	[*****]	[*****]
31	Jul-29	[*****]	[*****]	31	Jul-30	[*****]	[*****]
31	Aug-29	[*****]	[*****]	31	Aug-30	[*****]	[*****]
30	Sep-29	[*****]	[*****]	30	Sep-30	[*****]	[*****]
31	Oct-29	[*****]	[*****]	31	Oct-30	[*****]	[*****]
30	Nov-29	[*****]	[*****]	30	Nov-30	[*****]	[*****]
31	Dec-29	[*****]	[*****]	31	Dec-30	6.57	203.78

Days	Month	BOPD	BOPM	Days	Month	BOPD	BOPM
31	Jan-31	[*****]	[*****]	31	Jan-32	[*****]	[*****]
28	Feb-31	[*****]	[*****]	29	Feb-32	[*****]	[*****]
31	Mar-31	[*****]	[*****]	31	Mar-32	[*****]	[*****]
30	Apr-31	[*****]	[*****]	30	Apr-32	[*****]	[*****]
31	May-31	[*****]	[*****]	31	May-32	[*****]	[*****]
30	Jun-31	[*****]	[*****]	30	Jun-32	[*****]	[*****]
31	Jul-31	[*****]	[*****]	31	Jul-32	[*****]	[*****]
31	Aug-31	[*****]	[*****]	31	Aug-32	[*****]	[*****]
30	Sep-31	[*****]	[*****]	30	Sep-32	[*****]	[*****]
31	Oct-31	[*****]	[*****]	31	Oct-32	[*****]	[*****]
30	Nov-31	[*****]	[*****]	30	Nov-32	[*****]	[*****]
31	Dec-31	[*****]	[*****]	31	Dec-32	[*****]	[*****]

Days	Month	BOPD	BOPM	Days	Month	BOPD	BOPM
31	Jan-33	[*****]	[*****]	31	Jan-34	[*****]	[*****]
28	Feb-33	[*****]	[*****]	28	Feb-34	[*****]	[*****]
31	Mar-33	[*****]	[*****]	31	Mar-34	[*****]	[*****]
30	Apr-33	[*****]	[*****]	30	Apr-34	[*****]	[*****]
31	May-33	[*****]	[*****]	31	May-34	[*****]	[*****]
30	Jun-33	[*****]	[*****]	30	Jun-34	[*****]	[*****]
31	Jul-33	[*****]	[*****]	31	Jul-34	[*****]	[*****]
31	Aug-33	[*****]	[*****]	31	Aug-34	[*****]	[*****]
30	Sep-33	[*****]	[*****]	30	Sep-34	[*****]	[*****]
31	Oct-33	[*****]	[*****]	31	Oct-34	[*****]	[*****]
30	Nov-33	[*****]	[*****]	30	Nov-34	[*****]	[*****]
31	Dec-33	[*****]	[*****]	31	Dec-34	[*****]	[*****]

Days	Month	BOPD	BOPM
31	Jan-35	[*****]	[*****]
28	Feb-35	[*****]	[*****]
31	Mar-35	[*****]	[*****]
30	Apr-35	[*****]	[*****]
31	May-35	[*****]	[*****]
30	Jun-35	[*****]	[*****]
31	Jul-35	[*****]	[*****]
31	Aug-35	[*****]	[*****]
16	Sep-35	[*****]	[*****]

2.	Baseline Gas Production – [*****]

Exhibit 2

Exhibit 2 to this Amendment is attached and is an integral part of the Agreement between PERTAMINA EP and PARTNER, dated August 9, 2023.

●	Compensation for the extension of the first Firm Commitment period is USD[*****]

In the event that there are other obligations not addressed in this Exhibit 2, the PARTIES agree to settle them with reference to Article 8.4 of the Agreement.

Exhibit 3

Exhibit 3 to this Amendment is attached and is an integral part of the Agreement between PERTAMINA EP and PARTNER, dated August 9, 2023.

REQUIREMENTS OF HEALTH, SAFETY, SECURITY

AND ENVIRONMENTAL MANAGEMENT SYSTEM (“HSSEMS”)

PARTNER is obliged to have its own HSSEMS, which include at least the following:

1.	PARTNER shall establish, document, implement, maintain, and continuously improve an HSSEMS that complies with National and/or International Standards and specifies how compliance will be achieved. This is outlined in PARTNER’s Health, Safety, Security, and Environmental (HSSE) policy, which is created and approved by PARTNER’s top management.

2.	PARTNER shall establish, implement, and maintain procedures for identifying and accessing regulatory requirements and other requirements related to Health, Safety, Security, and Environmental aspects.

3.	PARTNER shall PARTNER shall establish, implement, and maintain procedures to identify and access regulatory and other relevant requirements related to the aspects of Health, Safety, Security, and Environmental Protection.

4.	PARTNER shall establish, implement, and maintain Health, Safety, Security, and Environmental Protection objectives and targets.

5.	PARTNER shall ensure the availability of necessary resources, including but not limited to manpower and its expertise, infrastructure, technology, and financial resources, essential for the development, implementation, maintenance, and improvement of the HSSEMS.

6.	PARTNER shall ensure that any individual working on behalf of the PARTIES who has the potential to pose risks to Health, Safety, Security, and Environmental matters is competent based on appropriate education, training, or experience.

7.	PARTNER shall establish, implement, and maintain procedures for communicating Health, Safety, Security, and Environmental aspects within the internal and external environment of PARTNER.

8.	PARTNER shall develop, implement, and maintain procedures for managing HSSEMS documents.

9.	PARTNER shall maintain HSSEMS documentation, including policies, objectives & targets, and records.

10.	PARTNER shall establish, implements, and maintains operating procedures related to its operations, including goods and services used by PARTNER.

11.	PARTNER shall create, implement, and maintain procedures for identifying potential emergency situations and accidents, as well as emergency response procedures.

12.	PARTNER shall create, implement, and maintain procedures for monitoring and measuring the performance of Health, Safety, Security, and Environmental Protection.

13.	PARTNER shall establish, implement, and maintain procedures for evaluating compliance with regulatory requirements related to Health, Safety, Security, and Environmental Protection, and provide records of compliance evaluation results.

14.	PARTNER shall create, implement, and maintain procedures for actual and potential non-conformities for the purpose of taking corrective and preventive actions; including conducting investigations into the causes of non-conformity.

15.	PARTNER shall establish, implement, and maintain procedures for the identification, storage, maintenance, tracking, retention, and disposal of record.

16.	PARTNER shall have, implement, and maintain its own HSSEMS audit procedures.

17.	PARTNER’s top management shall review its HSSEMS on a regular basis to ensure continued compliance, adequacy, and effectiveness.